Exhibit 99.1

Spansion Inc. Reports Fourth Quarter 2011 Results

Sunnyvale, California, January 26, 2012 — Spansion Inc. (NYSE: CODE), a leading provider of Flash memory solutions, today announced operating results for its fourth fiscal quarter ended December 25, 2011.

On a U.S. GAAP basis, Spansion reported fourth quarter net sales of $220 million, operating loss of $63.9 million, net loss of $74.4 million, and gross margin of 1%.

On a non-GAAP basis, adjusted net sales totaled $220 million, and excluding $33.4 million in non-cash charges for inventory reserves related to restructuring, adjusted gross margin was 24.2%, adjusted operating income was $3.3 million and adjusted net loss was $7.3 million.

For reconciliation of non-GAAP to GAAP results, see accompanying table “Reconciliation of Non-GAAP to Non-GAAP Adjusted Results” on page 2.

Fourth Quarter 2011 Financial Highlights:

•	Revenue of $220 million

•	Non-GAAP adjusted gross margin of 24.2%

•	Non-GAAP adjusted operating income of $3.3 million or 1.5% of revenue

•	Adjusted EBITDA of $25 million

•	Cash, cash equivalents and short term investments of $263 million

Fourth Quarter 2011 Business Highlights:

•	Industry’s first 4 Gb Parallel NOR in production

•	Industry’s fastest Serial NOR in production at 128Mb and 256Mb densities

•	45nm NOR qualification underway

•	450 new design wins in Q4 2011

“We delivered a solid fourth quarter amid challenging market conditions,” said John Kispert, president and CEO. “We continue to execute against our objectives, strengthen customer relationships and accelerate design win momentum. 2011 was a year of transition and intense product development. Spansion is now well-positioned for growth in the future in areas such as automotive, industrial, communications and gaming as the widespread usage of connected, feature-rich embedded devices is on the rise and requires Flash memory as a critical component.”

Quarterly Conference Call and Accompanying Slide Presentation

Spansion will host a conference call Thursday, January 26, 2012 at 1:30 pm PDT / 4:30 pm EDT to discuss its fourth quarter 2011 results. A live webcast of the conference call, together with a slide presentation that includes supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, can be accessed through the investor relations section of Spansion’s website at http://investor.spansion.com/.

Dial-in: 1-866-783-2138 (US), 1-857-350-1597 (International), Passcode: 56071471

An audio replay will be available within two hours of the call and may be accessed via dial-in at 1-888-286-8010 (US), 1-617-801-6888 (International), with the Passcode 45968394 or by webcast on the investor relations section of Spansion’s website at http://investor.spansion.com/.

Fourth Quarter 2011 Results

U.S. GAAP results, in $millions except per share data and percentages

	Q4 2011	Q3 2011	Q4 2010
Net sales	$220.0	$258.2	$327.7
Gross margin	1.0%	28.5%	20.9%
Operating income (loss)	($63.9)	$23.2	($1.4)
Operating margin	(29.0%)	9.0%	(0.4%)
Net income(loss) attributable to Spansion Inc. common stockholders	($74.4)	$7.3	($13.6)
Diluted net income (loss) per share	($1.25)	$0.12	($0.22)

Reconciliation of Non-GAAP to Non-GAAP Adjusted Results, in $millions except percentages

	Q4 2011 (non-GAAP)	Inventory reserves related to restructuring	Q4 2011 (non-GAAP excl. inventory reserves)	Q3 2011	Q4 2010
Adjusted net sales	$220.0	—	$220.0	$258.2	$330.3
Gross Profit	$19.9	$33.4	$53.3	$93.4	$121.1
Adjusted Gross Margin	9.0%	—	24.2%	36.2%	37.1%
Adjusted operating income	($30.1)	$33.4	$3.3	$46.7	$64.0
Adjusted net income/(loss)	($40.7)	$33.4	($7.3)	$30.3	$51.8
Adjusted EBITDA	($8.6)	$33.4	$24.8	$69.3	$88.4

Business Outlook

For the first quarter of 2012, Spansion estimates U.S. GAAP net sales in the range of $210 million to $230 million and GAAP net income per share of ($0.34) to ($0.21).

The following charges are included in the guidance above:

($ in millions) Favorable/(Unfavorable)	COGS	R&D	SG&A	Operating Income	Tax	Net Income
Intangible Amortization	7	—	—	7	—	7
Stock Based Compensation	1-2	1-2	3-4	6-7	—	6-7
Restructuring	4-8	—	—	4-8	—	4-8

Total	12-17	1-2	3-4	17-22	—	17-22

Excluding the above items, first quarter 2012 gross margin will be 29.5% to 31.5%, operating margin will be 4.5% to 7.0%, and EPS is expected to be between $0.01 and $0.07.

Use of Non-GAAP Financial Information

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for or superior to, the company’s financial results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most direct, comparable GAAP financial measure is included below.

Upon emergence from bankruptcy on May 10, 2010, Spansion adopted fresh start accounting in accordance with U.S. GAAP. The adoption of fresh start accounting resulted in Spansion becoming a new entity for financial reporting purposes, whereby the U.S. GAAP financial statements on or after May 10, 2010 are not comparable to the financial statements prior to that date. Fresh start accounting required resetting the historical net book values of Spansion’s assets and liabilities to the related fair values.

About Spansion

Spansion’s (NYSE: CODE) technology is at the heart of electronics systems, powering everything from the internet of today to the smart grid of tomorrow, positively impacting people’s daily lives at work and play. Spansion’s broad Flash memory product portfolio, smart innovation and industry leading service and support are enabling customers to achieve greater efficiency and success in their target markets. For more information, visit http://www.spansion.com.

Spansion®, the Spansion logo, MirrorBit®, MirrorBit® Eclipse™ and combinations thereof, are trademarks and registered trademarks of Spansion LLC in the United States and other countries. Other names used are for informational purposes only and may be trademarks of their respective owners.

Cautionary Statement

This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements. The risks and uncertainties include the company’s ability to: execute its business strategy; drive new design wins; reduce operating expenses; strengthen customer relations; accelerate the adoption of new products and obtain the anticipated cost savings. Additional risks related to the company’s emergence from bankruptcy include: any negative impact on the company’s business, results of operations, financial position or cash management arrangements; and the negative impact on relationships with employees, customers, suppliers, contract manufacturers and other stakeholders. In addition, the instability of the global economy and tight credit markets could continue to adversely impact the company’s business in several respects, including adversely impacting: the credit quality and insolvency risk of the company and its customers and business partners, including suppliers and distributors; bookings; and demand for Spansion products. The company urges investors to review in detail the risks and uncertainties discussed in the company’s Securities and Exchange Commission filings, including but not limited to the company’s most recent Annual Report on Form 10-K for fiscal 2010 and Quarterly Reports on Form 10-Q. Unless otherwise required by applicable laws, the company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Press Contact:	Investor Relations:

Michele Landry	Ajay Bhatia
Spansion Inc.	Spansion Inc.
+1.408.616.3817	+1.408.616.5018
michele.landry@spansion.com	ajay.bhatia@spansion.com

Company News:	Investor Relations Web site:

http://www.spansion.com	http://investor.spansion.com

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended December 25, 2011	Three Months Ended September 25, 2011	Three Months Ended December 26, 2010
Net sales	$220,015	$258,163	$327,723
Cost of sales	(217,810)	184,486	259,130

Gross Profit	2,205	73,677	68,593

Research and development	24,525	21,721	25,748
Sales, general and administrative	29,273	28,728	44,271
Restructuring charges	12,295	—	—

Operating income (loss)	(63,888)	23,228	(1,426)
Interest & other income (expense), net	2,721	775	(1,567)
Interest expense	(7,687)	(7,629)	(10,179)

Income (loss) before income taxes	(68,854)	16,374	(13,172)
Provision for income taxes	5,649	8,560	454

Net income (loss)	$(74,503)	$7,814	$(13,626)

Less: Net income (loss) attributable to non-controlling interest	(134)	472	—

Net income (loss) attributable to Spansion Inc.	$(74,369)	$7,342	$(13,626)

Net income (loss) per common share attributable to Spansion Inc. common stockholders
Basic	$(1.25)	$0.12	$0.22
Diluted	$(1.25)	$0.12	$0.22

Shares used in per share calculation
Basic	59,574	61,530	62,314
Diluted	59,574	62,607	62,314

Spansion Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In thousands)

	December 25, 2011	September 25, 2011	December 26, 2010
Assets
Current assets:
Cash and cash equivalents	$194,850	$235,520	$329,294
Short term investments	67,855	65,263	24,979
Accounts receivable, net	110,343	105,576	165,975
Inventories	174,089	210,722	168,937
Deferred income taxes	6,275	3,988	6,321
Prepaid expenses and other current assets	29,494	42,016	50,210

Total current assets	582,906	663,085	745,716

Property, plant and equipment, net	209,227	217,348	259,940
Intangible assets	177,721	184,370	197,733
Goodwill	167,219	167,280	153,338
Other assets	54,072	49,996	42,578

Total assets	$1,191,145	$1,282,079	$1,399,305

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	79,560	104,754	119,288
Accrued compensation and benefits	30,676	23,776	39,978
Other accrued liabilities	52,598	59,137	109,444
Deferred income	18,223	14,593	22,238
Current portion of long-term debt and obligations under capital leases	4,222	4,292	13,689
Income taxes payable	1,702	3,783	1,107
Deferred income taxes, short-term	360	4,407	—
Total current liabilities	187,341	214,742	305,744

Deferred income taxes	6,135	1,320	3,877
Long-term debt, less current portion	445,177	445,667	441,220
Other long-term liabilities	29,951	28,385	24,179
Total liabilities	668,604	690,114	775,020

New Class A Common stock, $0.001 par value, 150,000,000 shares authorized, 59,337,419 shares issued and outstanding	60	60	62
New Class B common stock, $0.001 par value, 1 share authorized, 1 share issued and outstanding		—	—

Additional paid in capital	675,309	670,332	721,712

Retained deficit	(152,578)	(78,209)	(96,692)

Accumulated other comprehensive loss	(1,628)	(1,729)	(797)
Total Spansion Inc. stockholders’ equity	521,163	590,454	624,285
Non-controlling interest	1,378	1,511	—
Total equity	522,541	591,965	624,285

Total liabilities and stockholders’ equity	$1,191,145	$1,282,079	1,399,305

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In thousands)

	Three Months Ended December 25, 2011	Three Months Ended September 25, 2011	Three Months Ended December 26, 2010
Cash Flows from Operating Activities:
Net income (loss)	(74,503)	$7,814	$(13,626)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	27,906	28,826	54,615
Provision for deferred income taxes	5,915	154	3,424
Net loss (gain) on sale and disposal of property, plant and equipment	(438)	(1,533)	59
Asset impairment charges	5,945	—	—
Compensation recognized under employee stock plans	4,977	4,624	3,515
Amortization of inventory fresh start markup		—	22,507
Changes in operating assets and liabilities, net of effects of deconsolidation of subsidiary:	11,993	(16,795)	(59,369)
Net cash provided (used) by operating activities	(18,205)	23,090	11,125
Cash Flows from Investing Activities:
Proceeds from sale of property, plant and equipment	840	2,899	4,818
Purchases of property, plant and equipment	(19,887)	(10,828)	(27,216)
Purchase of marketable securities	(20,306)	(46,707)	(24,979)
Proceeds from redemption of marketable securities	17,714	3,236	29,989
Other	—	581	—

Net cash used by investing activities	(21,639)	(50,819)	(17,388)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock due to options exercised	—	1,008	124,448
Proceeds from borrowings, net of issuance costs	—	—	195,587
Payments on debt and capital lease obligations	(696)	(822)	(198,842)
Cash settlement on hedging activities	(268)	(268)	—
Purchase of bankruptcy claims	—	(30,000)	(85,000)

Net cash provided (used) by financing activities	(964)	(30,082)	36,193

Effect of exchange rate changes on cash and cash equivalents	138	1,020	(327)

Net decrease in cash and cash equivalents	(40,670)	(56,791)	29,603
Cash and cash equivalents at the beginning of period	235,520	292,311	299,691

Cash and cash equivalents at end of period	$194,850	$235,520	$329,294

Use of Non-GAAP Financial Information

To provide investors and others with additional information regarding Spansion’s operating results, we have disclosed in this press release certain non-GAAP financial measures, including Adjusted net sales, Adjusted operating income, Adjusted net income, and Adjusted EBITDA. These non-GAAP financial measures are a supplement to, and not a substitute for or superior to, the company’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP financial measures are provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results, as well as the impact of fresh start accounting. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Spansion has provided a reconciliation of the non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures:

•

Adjusted net sales differs from GAAP net sales in that it includes revenue lost from product sell-through that was physically located with the distributors as of the date of emergence from Chapter 11 proceedings.

•

Adjusted operating income differs from GAAP operating income in that it excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring charges, stock compensation expense and other bankruptcy related charges or credits.

•

Adjusted net income differs from GAAP net income in that it (i) excludes the impact of non-recurring items, fresh start accounting related adjustments, stock compensation expense, litigation expenses with Samsung, one-time restructuring and reorganization charges or credits, (ii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings and ((iii) is adjusted for the associated tax impact of all these changes.

•

Adjusted EBITDA differs from GAAP net income in that it (i) excludes interest expenses, taxes, depreciation, amortization, net loss attributable to non-controlling interest and stock based compensation charges, (ii) excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring or inventory reserves related to restructuring, reorganization charges or credits and write-off of financing costs completed prior to emergence from bankruptcy and (iii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings.

Management believes these non-GAAP financial measures:

•

Reflect Spansion’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in Spansion’s business, as they exclude expenses that are not reflective of ongoing operating results;

•

Provide useful information to investors and others in understanding and evaluating Spansion’s operating results and future prospects in the same manner as management and in comparing financial results across accounting periods;

•

Reflect net sales for the company more accurately as inventory at the distributors, when sold-through, would not be recognized as revenue per fresh start accounting. The company intends to collect cash from the distributors and this adjustment is non-cash in nature;

•

Provide additional view of the performance of the company by adding interest expenses, taxes, depreciation and amortization to the net income. Further adjustments due to fresh start accounting, litigation expenses with Samsung, and stock based compensation charges attempt to exclude items that are either non-cash or non-recurring in nature.

To enable investors to assess the company’s compliance with financial covenants under its debt instruments Spansion’s term loan has maintenance financial covenants that use EBITDA as part of the measures, e.g. Consolidated Leverage ratio, which is a ratio of Indebtedness to Consolidated EBITDA; and Consolidated Interest Coverage Ratio which is a ratio of Consolidated EBITDA to interest expenses.

Reconciliation of U.S. GAAP to Non-GAAP Adjusted Financial Measures

Net Sales to Adjusted Net Sales

($ in millions)	Q4 2011	Q3 2011	Q4 2010
GAAP net sales	220.0	258.2	$327.7
Add: Net sales lost due to fresh start accounting	—	—	2.6

Non-GAAP net sales	220.0	$258.2	$330.3

Operating Income to Non-GAAP Adjusted Operating Income

($ in millions)	Q4 2011	Q3 2011	Q4 2010
GAAP operating income / (loss)	(63.9)	23.2	(1.4)
Add: fresh start operating expense adjustments
Net sales lost due to fresh start accounting	—	—	2.6
Depreciation	—	—	25.1
Amortization from intangibles	6.4	6.3	5.2
Inventory Mark-Up	—	12.6	22.5
Deferred COGS	—	—	(2.7)
Add: Litigation expense (credits) related to Samsung	(1.0)	—	9.2
Add: Restructuring charges	18.3	—	—
Add: Asset impairment charges	5.1	—	—
Add: Stock compensation expense	5.0	4.6	3.5

Adjusted Operating Income / (loss)	(30.1)	46.7	64.0

Add: Inventory reserves related to restructuring	33.4	—	—

Adjusted Operating Income excluding inventory reserves	3.3	46.7	64.0

Net Income to Non-GAAP Adjusted Net Income

($ in millions)	Q4 2011	Q3 2011	Q4 2010
GAAP net income / (loss)	(74.4)	7.3	(13.6)

Add: fresh start operating expense adjustments		—

Net sales lost due to fresh start accounting	—	—	2.6

Depreciation	—	—	25.1
Amortization of intangibles	6.4	6.3	5.2
Inventory Mark-Up	—	12.6	22.5
Deferred COGS	—	—	(2.7)
Add: Litigation expense (credit) related to Samsung	(1.0)	—	9.2
Add: Restructuring charges	18.3	—	—
Add: Asset impairment charges	5.1	—	—
Add: Stock compensation expense	5.0	4.6	3.5
Less: Net income attributable to non-controlling interest	(0.1)	(0.1)	—
Less: Tax impact for adjustments	—	(0.4)	—

Adjusted net income / (loss)	(40.7)	30.3	51.8

Add: Inventory reserves related to restructuring	33.4	—	—

Adjusted net loss excluding inventory reserves	(7.3)	30.3	51.8

Net Income to Adjusted EBITDA

($ in millions)	Q4 2011	Q3 2011	Q4 2010
GAAP net income / (loss)	(74.4)	7.3	(13.6)
Add: Interest	5.0	6.9	11.8
Add: Taxes	5.6	8.6	0.4
Add: Depreciation and amortization	27.9	28.8	54.6
Add: Restructuring charges	18.3	—	—
Add: Fresh start adjustments	—	12.6	22.5
Add: Asset impairment charges	5.1	—	—
Add: Litigation expense (credit) related to Samsung	(1.0)	—	9.2
Add: Stock based compensation charges	5.0	4.6	3.5
Add: Net loss attributable to non-controlling interest	(0.1)	0.5	—

Adjusted EBITDA	(8.6)	69.3	88.4

Add: Inventory reserves related to restructuring	33.4	—	—

Adjusted EBITDA excluding inventory reserves	24.8	69.3	88.4